SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 6, 2010
Date of Report
(Date of Earliest Event Reported)

SONOSITE, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904
(Address of Principal Executive Offices)   (Zip Code)

(425) 951-1200
(Registrant's Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 2.02	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2010, SonoSite, Inc.’s Board of Directors accepted the retirement of Kirby L. Cramer as non-executive Chairman of the Board of Directors, effective August 12, 2010.  As part of the Board’s succession plan, Mr. Cramer will continue to serve as a director until SonoSite’s 2011 annual meeting of shareholders. SonoSite’s Board is naming Robert G. Hauser, M.D., F.A.C.C., F.H.R.S. to serve as non-executive Chairman of the Board, effective August 12, 2010.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	SonoSite, Inc. press release issued August 12, 2010.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated:	August 12, 2010	By:	/s/ MARCUS SMITH
Marcus Smith Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	SonoSite, Inc. press release issued August 12, 2010.

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